Exhibit 99.2

First Quarter Earnings Conference Call May 1, 2008

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's 2007 Form 10-K. Forward-Looking Statements

Presentation Outline Executive Summary Summary of Results 2008 Outlook Strategy Operational Highlights by Segment Contracting Services Oil & Gas Questions & Answers

Executive Summary Highlights First Quarter Highlights EBITDAX Totaled $238.8 million Contracting Services $ 56.9 million Oil & Gas $186.2 million Elimination $ (4.3) million Total $238.8 million Contracting Services exceeded expectations Continuing strong market demand in deepwater Seasonal decline in activity on the shelf, as anticipated E&P Production exceeded our expectation and we executed sell down of deepwater discovery 1Q2008 1Q2007 Revenue $450.7 $396.1 EBITDAX(A) $238.8 $166.5 Net Income $74.3 $55.8 EPS $0.79 $0.60 ($ in millions, except per share data) (A) See GAAP reconciliation on page 19.

2008 Outlook Initial Guidance Update Various moving parts with respect to initial assumptions, both positive and negative Reaffirm our 2008 base guidance (i.e., excluding the impact of Oil & Gas sales) without consideration of positive commodity price impact Currently reviewing extent of further Oil & Gas sell downs Revenue 2008E 2007 % Increase Contracting Services $1,700 $1,335 27% Oil & Gas $ 600 $ 582 3% Elimination $ (200) $(150) Total Revenue $2,100 $1,767 19% EBITDAX (A) Contracting Services (B) $ 400 $ 380 5% Oil & Gas $ 590 $ 467 26% Elimination $ (50) $ 23 Total EBITDAX $ 940 $ 824 14% EPS $ 3.36 $ 3.05(C) 10% ($ in millions, except per share data) Notes See non GAAP reconciliation on page 19. Includes only our share of Cal Dive's EBITDA (58% in 2008, 73% in 2007) Excluding the impact of unusual items (gain on Horizon acquisition, oil and gas impairments, OTSL impairments and other)

STRATEGY

HELIX ENERGY SOLUTIONS

7

Objectives Update

2008 Objectives	Q1 Update
Sell down interests in Oil & Gas properties capturing value while mitigating risk, reducing intercompany profit deferral and funding capital program.	• Sold 30% of Danny Noonan. • Additional properties being marketed.
Complete new services assets and deepwater developments.	• *Q4000* marine upgrades and drilling capability completed. • *Caesar* pipelay vessel conversion progressing. Expected to be delayed to Q4 and over budget, but still at a competitive cost basis. • *Helix Producer I* (HPI) production vessel progressing. Expected to be delayed and over budget, but still cost effective. • Added 3 new ROVs. • Noonan development on or possibly ahead of budget and schedule. • Phoenix development delayed due to *HPI* delay.
Outperform guidance.	• Outperformed budget for Q1. Too early in year to adjust guidance.

OPERATIONAL HIGHLIGHTS BY SEGMENT

9

HELIX ENERGY SOLUTIONS

Contracting Services – World Class fleet and Capabilities

Deepwater Construction
- MSV DP2 Intrepid
  (reeled pipelay vessel)
- MSV DP2 Express
  (reeled pipelay vessel)
- DP2 Caesar (*S-Lay vessel*)
  (2008; under conversion)



Production Facilities
- Marco Polo TLP (50% interest)
- Independence Hub (20% interest)
- Helix Producer I (2008; under conversion)





Shelf Contracting
- Cal Dive (~58% interest)

Robotics (Canyon Offshore)
- 42 ROVs
- 5 trenchers
- 2000 HP i- trencher
  (2008; under construction)
- 2 ROV drill units
- Portable pipelay system
  (2008; under construction)
- Long term charters
  - DP2 Northern Canyon
  - DP2 Olympic Canyon
  - DP2 Olympic Triton
  - DP2 Island Pioneer
  - DP2 Seacor Canyon
- Short term charters
  - On an opportunistic basis to serve spot market



Well Operations (Well ops)
- MSV DP2 Seawell
- MSV DP2 Q4000
- MSV DP2 Well Enhancer
  (2009; under construction)
- 3 SILs
- 1 IRS
- 1 VDS
- Tooling (AXE, CIT)





Reservoir Engineering and Well Technology Services
- Helix RDS

Contracting Services (in millions, except percentages) Revenues (A) 1Q2008 1Q2008 1Q2007 1Q2007 4Q2007 4Q2007 Deepwater Contracting $149.4 $92.5 $175.8 Shelf Contracting (Cal Dive) 144.6 149.2 162.2 Well Operations 25.3 35.4 39.9 Reservoir/Well Technology Services 9.1 9.8 8.4 Contracting Services $328.4 $286.9 $386.3 Gross Profit (A) Margin Margin Margin Deepwater Contracting $36.7 25% $29.5 32% $40.7 23% Shelf Contracting (Cal Dive) 24.7 17% 58.0 39% 53.9 33% Well Operations 0.5 2% 3.7 10% 11.0 28% Reservoir/Well Technology Services 2.3 25% 3.0 31% 1.2 14% Contracting Services $64.2 20% $94.2 33% $106.8 27% Equity in Earnings Production Facilities $10.9 $5.2 $10.5 A. Amounts are before intercompany eliminations. See non GAAP reconciliation on page 20.

Utilization 1Q2008 1Q2007 4Q2007 Deepwater: - Deepwater Construction 99% 93% 100% - Robotics 66% 70% 68% Shelf Contracting (Cal Dive) 31% 70% 52% Well Operations 26% 65% 44% Independence Hub & Marco Polo Production Independence Hub & Marco Polo Production Independence Hub & Marco Polo Production Independence Hub & Marco Polo Production Total throughput: Marco Polo (MBOE) 3,126 2,978 3,554 Independence Hub (BCFe) 77.2 0 64.7 Contracting Services Continued

Contracting Services Commentary (1) Deepwater Construction The Intrepid and the Express had nearly full utilization and contributed $20.1 MM of gross profit. Margins were lower due to the large increased amount of sub-contractor work and use of chartered vessel. The MSV Express and DSV Eclipse working offshore India on the Reliance KGD6 project. Robotics (Canyon Offshore) Canyon had another strong quarter with gross profit of nearly $16.6 MM. Canyon had five active vessels under contract during the quarter working in the North Sea, West Africa, Brazil, GOM, Malaysia and Australia Canyon was awarded a new contract from a minerals mining company for the use of Canyon's ROV drill units Shelf Contracting (Cal Dive) Utilization and margins down due to more traditional seasonality. See separate earnings release and conference call for this majority owned subsidiary. Subsea manifold being installed by Express

Well Operations The Seawell did not have any work in the month of January. She worked on Well Intervention projects in February and March and has work contracted for the majority of 2008. The Q4000 spent the entire quarter in the shipyard for scheduled marine and drilling upgrades. The vessel has a busy schedule with tophole drilling, completion and deepwater well intervention work for the rest of the year. Well Ops SEA well intervention equipment mobilized on Havila Harmony on Woodside project offshore Australia Reservoir / Well Technology Services Compared with the fourth quarter of 2007, Helix RDS business showed a welcome increase in contribution. We see increased demand for these highly specialized services. Production Facilities Recorded a record equity in earnings of $10.9 MM for the quarter due to strong contribution from our 20% interest in Independence Hub LLC. Independence Hub platform shut in on April 9, 2008 as the result of a leak in the Independence Trail gas export pipeline. The owner of the pipeline expects the shutdown to last until mid May. Contracting Services Commentary (2) Drilling Modules installed on Q4000

Images of the Quarter Caesar being painted in Nantong, China Installation of Noonan infield umbilical with UTA's Express working on Reliance KGD6 project Offshore India Offloading of the HPI DTS Hang-Off Structure at Kiewit's yard, Ingleside Texas Well Enhancer construction at IHC Merwede's yard ongoing; launch scheduled for May 31, 2008

DTS Components HPI Modules Booster Gas Compression & Fuel Gas Power Generation Module MCC Building Separators Bulk Oil and Pumps Sales Gas Meter Booster Compression Subsea HPU Instr. Air Flash Gas Compression Piperack

Oil & Gas Financial Highlights 4Q 2007 Gross Profit reflects the oil & gas amount without the $91.0 million of impairment / dry hole related items. Net of hedging impact 1Q2008 1Q2007 4Q2007 Revenue (in millions) $171.1 $131.0 $169.7 Gross Profit (in millions) $61.4 $48.6 $64.8 (A) Gross Profit Margin 36% 37% 38% Production (BCFe) Shelf 13.2 12.2 14.1 Deepwater 2.2 3.4 3.4 Quarter Total 15.4 15.6 17.5 Average Commodity Prices (B) Oil / Bbl $87.30 $56.36 $80.53 Gas / Mcf $8.94 $7.66 $7.99 Hedge gain / (loss) (in millions) $1.1 $2.1 $(5.0)

Oil & Gas - Statistics (A) (in millions, except per Mcfe data) 1Q2008 1Q2008 1Q2007 1Q2007 4Q2007 4Q2007 Cost Total Per Mcfe Total Per Mcfe Total Per Mcfe Operating Expenses $25.2 $1.63 $22.0 $1.41 $23.3 $1.33 Proved & Prospect Impairments 0 0 0 0 68.4 3.91 Exploration Expense (B) 1.9 0.12 1.2 0.08 11.2 0.64 Repair & Maintenance 7.6 0.49 6.6 0.42 8.2 0.47 DD&A(D) 70.1 4.54 46.9 3.01 71.2 4.07 Other (c) 3.9 0.25 3.8 0.25 12.1 0.69 $108.7 $7.03 $80.5 $5.17 $194.4 $11.10 (A) U.S. only. (B) Includes dry hole costs and expenditures on seismic data. (c) Includes accretion expense and abandonment overruns related to hurricanes, net of insurance. (D) Includes $16.7 million and $12.5 million incremental DDA for reserve impairments for 1Q08 and 4Q07, respectively.

Summary of 2008 - 2009 Hedging Positions

Non GAAP Reconciliations

Non GAAP Reconciliations Continued

Thank You